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                                  Exhibit 10.11

                               Silicon Valley Bank

                           Amendment to Loan Documents

Borrower:   Entrada Networks, Inc.
            Rixon Networks, Inc. (fka Entrada Networks-AJ, Inc.)
            Sync Research, Inc.
            Torrey Pines Networks, Inc.

Date:       March 20, 2003

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 20, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Consent to Prepayment of HandsOn Ventures, LLC Subordinated Debt. Reference is made to that certain Subordination Agreement (Debt and Security Interest) dated January 22, 2002 and executed by HandsOn Ventures, LLC in favor of Silicon (the "HandsOn Subordination Agreement"). The Borrower has advised Silicon that the Borrower desires to prepay the remainder of the Subordinated Debt (as defined in the HandsOn Subordination Agreement), which amount is $250,000 (the "HandsOn Prepayment"). The Borrower is prohibited from making the HandsOn Prepayment pursuant to the terms of the HandsOn Subordination Agreement. Silicon hereby consents to the Borrower making the HandsOn Prepayment. The Borrower covenants and agrees to cause HandsOn Ventures, LLC to, within ten days of the date of this Amendment, provide to Borrower or Silicon a written authorization to terminate all UCC Financing Statements signed, or authorized, by Borrower and filed in favor of HandsOn Ventures, LLC. It is understood by the parties hereto, however, that such consent does not constitute a waiver of or consent to any other provision or term of the Loan Agreement or any related document (including, without limitation, the HandsOn Subordination Agreement), nor an agreement to waive in the future these covenants or any other provision or term of the Loan Agreement or any related document.

     2. Modified Credit Limit. Section 1 of the Schedule, entitled "Credit Limit", is hereby amended to read as follows:

          1.  CREDIT LIMIT
              (Section 1.1):   An amount equal to the sum of 1 and 2 below:

                               1. Revolving Loans. An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding (the "Maximum Credit Limit") or (ii)


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                               80% of the amount of the Eligible Receivables (as
                               defined in Section 8 above).

                               Loans, if any, will be made to each Borrower based on the Eligible Receivables of each Borrower, subject to the Maximum Credit Limit set forth above for all Loans to all Borrowers combined.

                               plus

                               2. Cash Secured Letter of Credit No. 1. $300,000. Silicon previously issued for the account of Borrower a Standby Letter of Credit in the amount of $300,000 (the "Standby Letter of Credit No. 1"), which Standby Letter of Credit is secured by a certificate of deposit pledged to Silicon on Silicon's standard form documentation.

     3. Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $1,000.00, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

     4. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     5. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   Borrower:                              Silicon:

   ENTRADA NETWORKS, INC.                 SILICON VALLEY BANK


By /s/Kanwar J. S. Chadha, PhD.           By /s/ Robert Anderson
   -------------------------------------    ----------------------------------
      President or Vice President         Title Vice President


   By  /s/ Davinder Sethi, PhD.
       ---------------------------------
       Secretary or Ass't Secretary


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   Borrower:                                 Borrower:

   RIXON NETWORKS, INC.                      SYNC RESEARCH, INC.


By /s/Kanwar J. S. Chadha, PhD.           By /s/Kanwar J. S. Chadha, PhD.
   -------------------------------------     -----------------------------------
      President or Vice President               President or Vice President


   By /s/ Davinder Sethi, PhD.               By /s/ Davinder Sethi, PhD.
      ----------------------------------        --------------------------------
      Secretary or Ass't Secretary              Secretary or Ass't Secretary


   Borrower:

   TORREY PINES NETWORKS, INC.


By /s/Kanwar J. S. Chadha, PhD.
   -------------------------------------
      President or Vice President


   By  /s/ Davinder Sethi, PhD.
       ---------------------------------
       Secretary or Ass't Secretary


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